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Exhibit 23.2

Consent of Independent Auditors

        We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 5, 2003, in the Registration Statement (Form S-1) and related Prospectus of Cogent Communications Group, Inc. and subsidiaries for the registration of 365,706 shares of its common stock.

                      /s/ Ernst & Young LLP

McLean, VA
October 20, 2003

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  Exhibit 23.2
Consent of Independent Auditors